Exhibit 99.1

Potbelly Corporation Provides First Quarter 2023 Business Update

Strong customer demand drives elevated first quarter performance, exceeding expectations across key guidance metrics

Company participating in a Non-Deal Roadshow sponsored by William Blair on Tuesday, April 11

CHICAGO, April 10, 2023 – Potbelly Corporation (NASDAQ: PBPB) (“Potbelly” or the “Company”), the iconic neighborhood sandwich shop, today provided an update on its business and financial results during the first quarter ended March 27, 2023, in conjunction with the Company’s participation in a Non-Deal Roadshow sponsored by William Blair.

First Quarter 2023 Metric	Guidance as of 3/2/2023	Preliminary Results
Average Unit Volumes	$23,000 to $24,000	$23,800 to $23,900
Shop-store-sales	18.5% to 20.5%	22.0% to 22.3%
Shop-level margin	10.0% to 11.5%	11.5% to 12.0%
Adj. EBITDA	$4.0 to $5.0 million	$5.2 to $5.6 million
Full Year 2023
Average Unit Volumes	Record AUVs	No change
Same-store-sales	High single-digit growth	High single to low double-digit growth
Shop-level margin	Low teens	No change

Bob Wright, President and Chief Executive Officer of Potbelly, said, “The strong momentum with which we exited 2022 extended into the first quarter. We expect our first quarter results will surpass the previously stated guidance ranges, driven by strong customer demand, continued execution of the Five-Pillar Strategy and focus on operational excellence, as well as successful marketing initiatives. We also enjoyed good progress in our

Franchise Growth Acceleration Initiative during the quarter, as we signed a new franchise development deal and our first refranchising transaction in the New York City market. I am extremely enthused by the direction and growth of the Company and have great confidence in the future of the Potbelly brand.”

The expected financial results are preliminary and unaudited, have not been reviewed by the Company’s independent registered public accountants, and remain subject to the completion of normal quarter-end accounting procedures and adjustments and are subject to change. The Company expects to release final financial and operating results for its fiscal first quarter ended March 27, 2023, in May 2023.

About Potbelly

Potbelly Corporation is a neighborhood sandwich concept that has been feeding customers’ smiles with warm, toasty sandwiches, signature salads, hand-dipped shakes and other fresh menu items, customized just the way customers want them, for more than 40 years. Potbelly promises Fresh, Fast & Friendly service in an environment that reflects the local neighborhood. Since opening its first shop in Chicago in 1977, Potbelly has expanded to neighborhoods across the country—with approximately 425 locations shops in the United States including approximately 53 franchised shops in the United States. For more information, please visit our website at www.potbelly.com.

Definitions

The following definitions apply to these terms as used throughout this press release:

•

Revenues – represents net company-operated sandwich shop sales and our franchise royalties and fees. Net company-operated shop sales consist of food and beverage sales, net of promotional allowances and employee meals. Franchise royalties and fees consist of an initial franchise fee, a franchise development agreement fee and royalty income from the franchisee.

•

Company-operated comparable store sales or same-store traffic – represents the change in year-over-year sales or transactions for the comparable company-operated store base open for 15 months or longer.

•	Average Unit Volumes (AUV) – represents the average sales of all company-operated shops which reported sales during the associated time period.

•

Shop-level profit (loss) – represents income (loss) from operations excluding franchise royalties and fees, franchise marketing expenses, general and administrative expenses, depreciation expense, pre-opening costs, restructuring costs and impairment, loss on the disposal of property and equipment and shop closures.

•	Shop-level profit (loss) margin – represents shop-level profit expressed as a percentage of net company-operated sandwich shop sales.

1Non-GAAP Financial Measures

We prepare our financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”). Within this press release, we make reference to shop-level profit and shop-level profit margin, which are non-GAAP financial measures. The Company includes these non-GAAP financial measures because management believes they are useful to investors in that they provide for greater transparency with respect to supplemental information used by management in its financial and operational decision making.

Management uses adjusted EBITDA, adjusted net income and adjusted diluted EPS to evaluate the Company’s performance and in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter. Adjusted EBITDA, adjusted net income and adjusted diluted EPS exclude the impact of certain non-cash charges and other items that affect the comparability of results in past quarters and which we do not believe are reflective of underlying business performance. Management uses shop-level profit and shop-level profit margin as key metrics to evaluate the profitability of incremental sales at our shops, to evaluate our shop performance across periods and to evaluate our shop financial performance against our competitors.

Accordingly, the Company believes the presentation of these non-GAAP financial measures, when used in conjunction with GAAP financial measures, is a useful financial analysis tool that can assist investors in assessing the Company’s operating performance and underlying prospects. This analysis should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. This analysis, as well as the other information in this press release, should be read in conjunction with the Company’s financial statements and footnotes contained in the documents that the Company files with the U.S. Securities and Exchange Commission. The non-GAAP financial measures used by the Company in this press release may be different from the methods used by other companies.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. Forward-looking statements, written, oral or otherwise made, represent the Company’s expectation or belief concerning future events. Without limiting the foregoing, the words “believes,” “expects,” “may,” “might,” “will,” “should,” “seeks,” “intends,” “plans,” “strives,” “goal,” “estimates,” “forecasts,” “projects” or “anticipates” or the negative of these terms and similar expressions are intended to identify forward-looking statements. Forward-looking statements included in this press release may include, among others, statements relating to our future financial position and results of operations, business strategy, and outlook.

By nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statement. All forward-looking statements contained in this press release are qualified in their entirety by this cautionary statement. Although we believe that our plans, intentions and expectations are reasonable, we may not achieve our plans, intentions or expectations. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. See “Risk Factors” and “Cautionary Statement on Forward-Looking Statements” included in our most recent annual report on Form 10-K and other risk factors described from time to time in subsequent quarterly reports on Form 10-Q or other subsequent filings, all of which are available on our website at www.potbelly.com. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Investor Relations Contact

Lisa Fortuna or Ashley Gruenberg

Alpha IR Group

312-445-2870

PBPB@alpha-ir.com

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